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                                                                    EXHIBIT 10.3

                             SUBSCRIPTION AGREEMENT

          SUBSCRIPTION AGREEMENT (this "Agreement"), dated as of December 29, 1998, by and between Morningstar, Inc., an Illinois corporation (the "Company"), and Timothy Armour, the Chief Operating Officer of the Company (the "Purchaser").

          WHEREAS, the Purchaser desires to subscribe for and acquire from the Company, and the Company desires to issue and sell to the Purchaser, 50,000 shares (the "Shares") of common stock, no par value, of the Company (the "Common Stock") on the terms and conditions set forth herein.

          NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

1.   SUBSCRIPTION FOR AND PURCHASE OF SHARES.

          1.1. PURCHASE OF SHARES. (a) Upon the terms and subject to the conditions set forth in this Agreement, the Purchaser hereby subscribes for and agrees to purchase, on the Closing Date (as defined below) and the Company hereby agrees to issue and sell to the Purchaser, the Shares at a price of $8.30 per Share. The purchase price for the Shares will be payable through the Purchaser's payment to the Company of cash in the aggregate amount of $415,000.00. The closing of the purchase of the Shares shall take place on January 5, 1999 or on such other date as the Company and the Purchaser mutually agree.

                 (b) The Purchaser acknowledges to the Company that he understands and agrees, as follows:

     THE SHARES HAVE NOT BEEN REGISTERED UNDER FEDERAL OR STATE SECURITIES LAWS. THE SHARES ARE A HIGHLY SPECULATIVE AND RISKY INVESTMENT. THERE IS NO PUBLIC OR OTHER MARKET FOR THE SHARES NOR IS ANY LIKELY TO DEVELOP. THE PURCHASER ACKNOWLEDGES THAT HE MAY AND CAN AFFORD TO LOSE HIS ENTIRE INVESTMENT AND THAT HE UNDERSTANDS HE MAY HAVE TO HOLD THIS INVESTMENT INDEFINITELY.

                 (c) Each certificate evidencing the Shares being issued pursuant to this Agreement shall bear legends reflecting (i) the fact that the Shares have not been registered under Federal or state securities laws and are subject to limitations on transfer set forth herein and (ii) the existence of the Shareholders Agreement (as defined below). The Purchaser acknowledges that the effect of these legends, among other things, is or may be to significantly limit or diminish the value of the Shares for purposes of sale or for use as loan collateral. The Purchaser consents to the notation of "stop transfer" instructions against the Shares being purchased hereunder.

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          1.2.   SHAREHOLDERS AGREEMENT. The Purchaser hereby acknowledges and agrees to become a party to the Shareholders Agreement in substantially the form attached hereto as Exhibit A (the "Shareholders Agreement"), which shall be duly executed and delivered by the Purchaser on the date requested by the Company, and to be bound by the terms and conditions thereof as a "Shareholder" (including, without limitation, Sections 5 and 6 thereof).

          1.3. DOCUMENT ACCESS. The Company has afforded the Purchaser and his advisors, if any, the opportunity to discuss an investment in the Shares and to ask questions of representatives of the Company concerning the terms and conditions of the sale of the Shares, and such representatives have provided answers to all such questions concerning the sale of the Shares. The Purchaser has consulted his own financial, tax, accounting and legal advisors, if any, as to the Purchaser's investment in the Shares and the consequences thereof and risks associated therewith. The Purchaser and his advisors, if any, have examined or have had the opportunity to examine before the date hereof all documents and other information that the Purchaser deems to be material to an understanding of the business, operations and financial condition of the Company and the investment in the Shares contemplated hereby.

          1.4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents, warrants and covenants to the Company as follows on the date hereof and as of the Closing Date:

                 (a) the Purchaser has full power and authority to execute and deliver this Agreement and will have full power and authority to execute the Shareholders Agreement and to perform his obligations hereunder and thereunder and this Agreement has been and the Shareholders Agreement will be duly executed and delivered by the Purchaser and each such agreement will be valid, binding and enforceable against the Purchaser in accordance with its terms; and

                 (b) none of the execution, delivery or performance of this Agreement or the Shareholders Agreement by the Purchaser will result in any material breach of any terms or provisions of, or constitute a material default under, any material contract, agreement or instrument to which the Purchaser is a party or by which the Purchaser is bound.

          1.5 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Purchaser as follows on the date hereof and as of the Closing Date:

                 (a) the Company is duly incorporated, validly existing and in good standing in the State of Illinois, with full corporate power to enter into this Agreement and to perform its obligations hereunder;

                 (b) the Company has duly and validly executed and delivered this Agreement, and this Agreement is valid, binding and enforceable against the Company in accordance with its terms;

                 (c) the execution, delivery and performance of this Agreement by the Company will not (i) violate, conflict with, or result in the breach, acceleration, default of termination of, or otherwise give any other contracting party the right to terminate, accelerate,

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modify or cancel any of the terms, provisions or conditions of any material agreement or instrument to which the Company is a party or by which it or its assets are bound, or (ii) constitute a violation of any applicable law, rule or regulation, or of any judgment, order, injunction, award or decree or any court, administrative agency or other governmental authority applicable to it; and

                 (d) prior to the issuance of the Shares, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which 10,100,000 shares are issued and outstanding.

2.   INVESTMENT REPRESENTATIONS OF THE PURCHASER.

          2.1. INVESTMENT INTENTION. The Purchaser hereby represents and warrants to the Company that the Purchaser is acquiring the Shares for investment solely for his own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof.

          2.2. LEGEND. Each certificate representing Shares shall bear substantially the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SHAREHOLDERS AGREEMENT DATED AS OF ______, ____, AMONG MORNINGSTAR, INC. (THE "COMPANY") AND CERTAIN OF THE COMPANY'S SHAREHOLDERS, AS AMENDED AND MODIFIED FROM TIME TO TIME. A COPY OF SUCH SHAREHOLDERS AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT."

          2.3.   RISK FACTORS.

                 (a) The Purchaser acknowledges that he knows and understands that there is no legal requirement or promise made by the Company to declare or pay such dividends and such dividends may not in any event be paid if such payment would violate any term of any agreement binding on the Company. The ability of the Company to make any dividend or other payments or distributions in respect of the Shares may be restricted by various agreements and instruments binding on the Company. If the Purchaser ceases to be an employee of the Company, the Shares may be subject to certain rights of the Company to repurchase such Shares under the Shareholders Agreement.

                 (b) The Purchaser acknowledges that any financial projections or forecasts with respect to the Company are subject to many assumptions and factors beyond the Company's control, and that there are no assurances that these projections forecasts will be

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realized. The Purchaser further acknowledges that any pending or prospective acquisition with respect to the Company are only possibilities that management has considered, which may never be pursued by the Company or, if pursued are subject to many conditions and factors outside of the control of the Company and may never be consummated.

                 (c) The Purchaser acknowledges that he knows and understands that his purchase of the Shares is a speculative investment which involves a high risk of loss and that on and after the date hereof, there will be no public market for the Shares, and that such a public market may never develop.

          2.4. SECURITIES LAW MATTERS. (a) The Purchaser represents and warrants that he did not use a "purchaser's representative" (as that term is used in Regulation D as promulgated by the Securities and Exchange Commission) in connection with the transactions contemplated by this Agreement. The Purchaser represents and warrants that his decision to purchase the Shares has been made by the Purchaser independent of any statements, disclosures or judgments as to the properties, business, prospects or condition (financial or otherwise) of the Company which may have been made or given by any person, including any officer, director or shareholder of the Company.

                 (b) The Purchaser acknowledges and represents and warrants to the Company that he has been advised by the Company that (a) the offer and sale of the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"); (b) the Shares must be held indefinitely and the Purchaser must continue to bear the economic risk of the investment in the Shares unless the offer and sale of such Shares is subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available; (c) there is no established market for the Shares and it is not anticipated that there will be any public market for the Shares in the foreseeable future; (d) Rule 144 promulgated under the Securities Act is not presently available with respect to the sale of any securities of the Company, and the Company has made no covenant to make such Rule available; (e) when and if Shares may be disposed of without registration under the Securities Act in reliance on Rule 144, such disposition can be made only in limited amounts and in accordance with the terms and conditions of such Rule; (f) if the Rule 144 exemption is not available, public offer or sale without registration will require the availability of an exemption under the Securities Act; (g) a restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Shares; and (h) a notation shall be made in the appropriate records of the Company indicating that the Shares are subject to restrictions on transfer and, if the Company should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Shares.

          2.5. ADDITIONAL INVESTMENT REPRESENTATIONS. The Purchaser represents and warrants that (a) the Purchaser's financial situation is such that he can afford to bear the economic risk of holding the Shares for an indefinite period of time, has adequate means for providing for his current needs and personal contingencies, and can afford to suffer complete loss of his investment in the Shares; (b) the Purchaser's knowledge and experience in financial and business matters are such that he is capable of evaluating the merits and risks of the investment in the Shares as contemplated by this Agreement; (c) the Purchaser understands that the Shares are a speculative investment which involve a high degree of risk of loss of his

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investment therein, there are substantial restrictions on the transferability of the Shares, and, on the date hereof and for an indefinite period, there will be no public market for the Shares and, accordingly, it may not be possible for the Purchaser to liquidate his investment in case of emergency, if at all; (d) in making his decision to purchase the Shares hereby purchased, the Purchaser has relied upon independent investigations made by him and, to the extent believed by the Purchaser to be appropriate, his representatives, including his own professional, financial, tax and other advisors; (e) the Purchaser and his representatives have been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Company and their representatives concerning the terms and conditions of the purchase of the Shares and to obtain any additional information which the Purchaser or his representatives deem necessary; (f) the Purchaser is an officer or key employee of the Company and as such has a high level of familiarity with the business, operations, financial condition and prospect of the Company; and (g) the Purchaser understands that the Company is under no obligation to declare or pay dividends in respect of the Shares.

3.   MISCELLANEOUS.

          3.1. BINDING EFFECT. The provisions of this Agreement shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns. Neither this Agreement nor any purchase or sale of Shares pursuant hereto shall create, or be construed or deemed to create, any right to employment in favor of the Purchaser or any other person by the Company. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and so a rule of strict construction will be applied against any person.

          3.2. SEVERABILITY. The invalidity, illegality or unenforceability of one or more of the provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

          3.3. AMENDMENT. This Agreement may be amended only by a written instrument signed by the Company and the Purchaser.

          3.4. NOTICES. All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given when delivered, if delivered personally, sent by registered or certified mail, return receipt requested, postage prepaid or sent by confirmed telecopy and when received if delivered otherwise, to the party to whom it is directed:

                 (a)  If to the Company, to it at the following address:

                      Morningstar, Inc.
                      225 West Wacker Drive
                      Chicago, Illinois 60606
                      Attention: President

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                 (b)  If to the Purchaser, to him at the following address:

                      Timothy Armour
                      Morningstar, Inc.
                      225 West Wacker Drive
                      Chicago, Illinois 60606

or at such other address as the parties hereto shall have specified by notice in writing to the other parties (provided that such notice of change of address shall be deemed to have been duly given only when actually received). Delivery of a copy of the notice solely to a party's attorney does not constitute proper notice hereunder.

          3.5. APPLICABLE LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS OF ANY STATE. EACH PARTY AGREES THAT JURISDICTION AND VENUE WILL BE PROPER IN CHICAGO, ILLINOIS AND WAIVES ANY OBJECTIONS BASED UPON FORUM NON CONVENIENS. EACH PARTY WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED OR CERTIFIED MAIL TO THE PARTY AT THE ADDRESS SET FORTH IN THIS AGREEMENT, OR AS OTHERWISE PROVIDED BY THE LAWS OF THE STATE OF ILLINOIS OR THE UNITED STATES. THE CHOICE OF FORUM SET FORTH IN THIS SECTION 3.5 SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN OTHER FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE JURISDICTION.

          IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT INTERPRETATION OR ENFORCEMENT THEREOF OR ANY OTHER CLAIM OR DISPUTE HOWEVER ARISING BETWEEN THE COMPANY AND THE PURCHASER, THE PURCHASER TO THE FULLEST EXTENT THAT HE MAY EFFECTIVELY DO SO, WAIVES ANY RIGHT TO TRIAL BY JURY. THE PURCHASER AGREES THAT THIS SECTION 3.5 IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND ACKNOWLEDGES THAT THE COMPANY WOULD NOT ENTER INTO THIS AGREEMENT IF THIS SECTION 3.5 WERE NOT A PART THEREOF.

          3.6. ARBITRATION. Any dispute between or among the parties to this Agreement relating to or in respect of this Agreement, its negotiation, execution, performance, subject matter, or any course of conduct or dealing or actions under or in respect of this Agreement, including without limitation any claim under the Securities Act, the Securities Exchange Act of 1934, as amended, any other state or federal law relating to securities or fraud or both, the Racketeer Influenced and Corrupt Organizations Act, or federal or state common law, shall be submitted to, and resolved exclusively pursuant to, arbitration in accordance with the commercial arbitration rules of the American Arbitration Association. Such arbitration shall take place in

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Chicago, Illinois. Decisions as to findings of fact pursuant to such arbitration shall be final, conclusive and binding on the parties. Within thirty (30) days following the award of any arbitrator hereunder, any party may apply to a court of competent jurisdiction for a resolution of any questions of law bearing on such award, and no such award shall be binding and enforceable unless the arbitrator's determinations as to such questions of such law have been judicially approved or until the passage of such thirty (30) day period without such application having been made. Any final award shall be enforceable as a judgment of a court of record.

          3.7. INTEGRATION. This Agreement and the documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, conditions, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein or in the Shareholders Agreement. This Agreement and the Shareholders Agreement supersede all prior agreements and understandings between the parties with respect to the subject matter referred to herein and therein.

          3.8. DESCRIPTIVE HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

          3.9. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          3.10. EXPENSES. The Company and the Purchaser shall each pay their own costs in connection with the preparation, negotiation, execution and delivery of this Agreement and the Shareholders Agreement and in connection with the issuance of any securities hereunder, including, but not limited to, all taxes, fees or other charges which may be payable in connection with the purchase or sale of the Shares pursuant to this Agreement and all costs in connection with the preparation, execution and delivery of any waiver, amendment or consent (whether or not executed) relating to this Agreement, including reasonable fees and disbursements of counsel.

          3.11. RIGHTS CUMULATIVE; WAIVER. The rights and remedies of the Purchaser and the Company under this Agreement shall be cumulative and not exclusive of any rights or remedies which either would otherwise have hereunder or at law or in equity or by statute, and no failure or delay by either party in exercising any right or remedy shall impair any such right or remedy or operate as a waiver of such right or remedy, nor shall any single or partial exercise of any power or right preclude such party's other or further exercise or the exercise of any other power or right. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

          3.12. SPECIFIC PERFORMANCE. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed

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that the parties hereto will waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted in the United States District Court for any District located in the State of Illinois, or, in the event such court would not have jurisdiction of such action, in any court of the United States or any state thereof having subject matter jurisdiction of such action.

          3.13. LIMITED OBLIGATION. The Purchaser acknowledges and agrees that the obligations of the Company under this Agreement are solely the obligations of the Company, and that none of the Company's Shareholders, directors, officers or lenders will have any obligation or liability, contingent or otherwise, in respect of this Agreement and the subject matter hereof.

                            [signature page follows]

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          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                      MORNINGSTAR, INC.


                                      By: /s/ Joe Sutton
                                          ----------------------------
                                          Name:  Joe Sutton
                                          Title: Chief Financial Officer


                                      PURCHASER

                                         /s/ Timothy Armour
                                      -------------------------------
                                      Name: Timothy Armour

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